EXHIBIT 24



                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2000, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: October 2, 2000



                                       /s/ F. Guillaume Bastiaens
                                       -----------------------------------------
                                       F. Guillaume Bastiaens

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2000, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: October 9, 2000



                                       /s/ Paul B. Burke
                                       -----------------------------------------
                                       Paul B. Burke

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2000, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: October 4, 2000



                                       /s/ Janet M. Dolan
                                       -----------------------------------------
                                       Janet M. Dolan

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2000, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: October 2, 2000



                                       /s/ Jack W. Eugster
                                       -----------------------------------------
                                       Jack W. Eugster

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2000, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: October 3, 2000



                                       /s/ John F. Grundhofer
                                       -----------------------------------------
                                       John F. Grundhofer

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2000, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: October 2, 2000



                                       /s/ Kendrick B. Melrose
                                       -----------------------------------------
                                       Kendrick B. Melrose

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2000, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: October 5, 2000



                                       /s/ S. Walter Richey
                                       -----------------------------------------
                                       S. Walter Richey

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2000, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: October 5, 2000



                                       /s/ Stephen W. Sanger
                                       -----------------------------------------
                                       Stephen W. Sanger